Exhibit 99.1

Hewlett-Packard Company
3000 Hanover Street
Palo Alto, CA 94304 hp.com

News Release Hewlett-Packard Company Announces Offering of Senior Notes by Hewlett Packard Enterprise Company

Editorial contacts Kait Conetta, HP +1 650 258 6471 corpmediarelations@hp.com www.hp.com/go/newsroom	PALO ALTO, Calif., September 30, 2015 — Hewlett-Packard Company (“HP Co.”) today announced the offering by its wholly owned subsidiary, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), of senior notes (the “Notes”). The Notes will be senior unsecured obligations of Hewlett Packard Enterprise and will rank equally in right of payment with all of Hewlett Packard Enterprise’s existing and future senior unsecured indebtedness, and will be initially guaranteed by HP Co., which guarantee will rank equally in right of payment with all of HP Co.’s existing and future senior unsecured indebtedness. Upon the consummation of the previously announced separation of HP Co.’s enterprise technology infrastructure, software, services and financing businesses from HP Co.’s other businesses (the “separation”), HP Co.’s guarantee will automatically terminate, and HP Co. will be released from its obligations under the Notes. The proceeds from the Notes offering will be used by Hewlett Packard Enterprise to pay a distribution to HP Co. prior to the separation. HP Co. intends to use the cash received from Hewlett Packard Enterprise to repurchase and redeem certain of HP Co.’s outstanding senior notes and to repay other indebtedness.

The Notes being offered by Hewlett Packard Enterprise have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. As a result, they may not be offered or sold in the United States to any U.S. persons absent registration under the Securities Act, except pursuant to an applicable exemption from the registration requirements of the

Securities Act. Accordingly, the Notes are being offered only to “qualified institutional buyers” under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP Co. and Hewlett Packard Enterprise may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the Notes offering, statements of the plans, strategies and objectives of HP Co. and Hewlett Packard Enterprise for future operations, including the previously announced separation transaction and future performance of the post-separation companies if separation is completed, and any statements of assumptions underlying any of the foregoing. Other important factors that could cause the statements made in this document or the actual results of operations or financial condition of HP Co. and Hewlett Packard Enterprise to differ include, without limitation, that the Notes offering is subject to market conditions and a number of other conditions and approvals and the final terms may vary substantially as a result of market and other conditions. There can be no assurance that the Notes offering will be completed as described herein or at all. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected and other risks that are described in HP Co.’s and Hewlett Packard Enterprise’s filings with the Securities and Exchange Commission, including but not limited to the risks described in HP Co.’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014, HP Co.’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2015, and Hewlett Packard Enterprise’s Registration Statement on Form 10 dated July 1, 2015, as amended August 10, 2015, September 4, 2015, September 15, 2015 and September 28, 2015. Each of HP Co. and Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.